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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 27, 2006

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-20202
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
                MICHIGAN                                    38-1999511
(State or other jurisdiction of incorporation)    (I.R.S. Employer Identification No.)

  25505 W. TWELVE MILE ROAD, SUITE 3000                     48034-8339
         SOUTHFIELD, MICHIGAN                               (Zip Code)
 (Address of principal executive offices)
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        Registrant's telephone number, including area code: 248-353-2700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 27, 2006, Credit Acceptance Corporation (the "Company"), issued a press release announcing its financial results for the three and twelve month periods ended December 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            99.1 Press Release dated February 27, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CREDIT ACCEPTANCE CORPORATION
                                                  (Registrant)

                                                  By: /s/  Kenneth S. Booth
                                                  ------------------------------
                                                  Kenneth S. Booth
                                                  Chief Financial Officer
                                                  March 2, 2006

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                                  Exhibit Index
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Exhibit No.                           Description
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Exhibit 99.1     Press Release dated February 27, 2006.
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